MODIFIED NET LEASE

LEASE, made the 17th day of September, 2007, between **92 ROUTE 46 REALTY, LLC**, whose address is **87 WEST PASSAIC STREET, ROCHELLE PARK, NEW JERSEY 07662**, (hereinafter referred to as "Lessor"); and **ANYTHING IT**, whose address is **2 EXECUTIVE DRIVE, SUITE 780, FORT LEE, NEW JERSEY 07024**, (hereinafter referred to as "Lessee").

## PREAMBLE

## BASIC LEASE PROVISIONS AND DEFINITIONS

In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease should have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

(1) Additional Rent shall mean all sums in addition to Fixed Basic Rent payable by Lessee to Lessor pursuant to the provisions of this Lease or sums expended by Lessor on Lessee's behalf, or fines imposed upon or legal fees incurred by Lessor as a result of Lessee's failure to comply with the terms hereof.

(2) Broker shall mean: Cushman & Wakefield of New Jersey, Inc.

(3) Building shall mean the building located at 17-09 Zink Place in the Borough of Fair Lawn, Bergen County and State of New Jersey.

(4) Commencement Date shall be upon substantial completion of Landlord's Work as set forth herein and in Exhibit C to this Lease as evidenced by the issuance of a certificate of occupancy or temporary certificate of occupancy or governmental equivalent by the Borough of Fair Lawn that permits use of the Demised Premises for the purposes set forth in this Lease. The Commencement Date shall for purposes hereof shall also be subject to Paragraphs 26 and 39 herein.

(5) Demised Premises or Premises: Approximately sixteen thousand five hundred thirty six (16,536) gross rentable square feet in Units 1 and 2 as shown on Exhibit A hereto, which consists of approximately fourteen thousand eight hundred eighty six (14,886) gross rentable square feet of warehouse space, approximately one thousand six hundred fifty (1,650) gross rentable square feet of office space, and which includes an allocable share of the Common Facilities as defined in Preamble Paragraph 16(B).

(6) Exhibits. The following Exhibits attached to this Lease are incorporated herein and made a part hereof:

| | |
|---|---|
| Exhibit A | Premises |
| Exhibit B | Building Area Legal -Description |
| Exhibit C | Landlord's Work |

(7) Fixed Basic Rent for the Term shall mean as follows:

(A) 1. Yearly Rate for Years 1 through 5: **ONE HUNDRED THIRTY THREE THOUSAND NINETY FIVE AND 00/100 ($133,095.00) DOLLARS**, calculated at $7.50 per square foot of warehouse space and $13.00 per square foot of office space.

2. Monthly Installments for Years 1 through 5: **ELEVEN THOUSAND NINEY ONE AND 25/100 ($11,091.25) DOLLARS.**

(8) Additional Rent for the Term shall include any and all taxes and CAM charges and shall initially be $1.75 per square foot for a yearly total of $28,938. The term Additional Rent shall additionally include a fixed monthly sum of $333.33 to be paid with the monthly rent as reimbursement to Lessor for certain fit-up costs incurred on behalf of Lessee. For a total of $29,271.33

(9) Lessee's Percentage: 12.51% subject to adjustment as provided for in Preamble Paragraph 17(A).

(10) Building Area: Lot 1.01, Block 4301, on the tax map of the Borough of Fair Lawn, Bergen County, New Jersey.

(11) Parking Spaces shall mean a total of ten (15) spaces, assigned and unassigned as indicated.

| | | |
|---|---|---|
| (A) | Assigned: | Five (5) |
| (B) | Unassigned: | Ten (10) |

(12) Permitted Use shall be Storage, Distribution, Recycling (including refurbishing), Scrubbing (including removal of data) and Diagnostics of Computer Hardware, Accessories and or other similar electronic equipment or components with executive offices for support of said activity as well as general corporate purposes..

(13) Security Deposit shall be **TWENTY-TWO THOUSAND ONE HUNDRED EIGHTY-TWO AND 50/100 ($22,182.50) DOLLARS**, which is equivalent to two (2) months Fixed Base Rent..

(14) Term shall mean five (5) years from the Commencement Date, unless extended pursuant to any option contained herein.

(15) Termination Date shall be the day before the fifth (5th) anniversary of the Commencement Date.

(16) Standard Industrial Classification Number of Lessee is ___________________.

(17) DEFINITIONS.

(A) "Percentage". The parties agree that Lessee's Percentage, as same is set forth in this Preamble to this Lease, reflects and will be continually adjusted to reflect the ratio of the gross square feet of the area rented to Lessee (including an allocable share of all Common Facilities) as compared with the total number of gross square feet of the entire building (or additional buildings that may be constructed within the Building Area) measured outside wall to outside wall. Provided there is no interference with Lessee's business or permanent interference with Lessee's use of the Premises (as hereinafter defined), Lessor shall have the right to make changes or revisions in the Common Facilities of the Building so as to provide additional leasing area. Provided there is no interference with Lessee's business or permanent interference with Lessee's use of the Premises (as hereinafter defined), Lessor shall also have the right to construct additional buildings in the Building Area for such purposes as Lessor may deem appropriate, and subdivide the lands for that purpose, if necessary, and upon so doing, the Building Area shall become the subdivided lot on which the Building in which the Demised Premises is located. Lessee understands that as a result of changes in the layout of the Common Facilities from time to time occurring due to, by way of example, and not by way of limitation, the rearrangement of corridors, the aggregate of all Building tenant proportionate shares may be equal to, less than, or greater than one hundred (100%) percent.

(B) "Common Facilities". Common Facilities shall mean the unassigned parking areas loading docks and doors, roof, demising walls both interior and exterior; lobby; elevator(s); fire stairs; public hallways; public lavatories; and all other general Building facilities that service all Building tenants; air conditioning rooms; fan rooms; janitors' closets; telephone closets; elevator shafts and machine rooms; flues; stacks; pipe shafts; and vertical ducts with their enclosing walls. Lessor may at any time close temporarily any Common Facilities to make repairs or changes therein or to effect construction, repairs, or changes within the Building or Building Area, or to discourage nontenant parking, and may do such other acts in and to the Common Facilities as in its judgment may be desirable to improve the convenience thereof, but shall always in connection therewith endeavor to minimize any inconvenience to Lessee.

(C) "Additional Rent". As used in this Lease, Additional Rent shall mean all sums in addition to Fixed Basic Rent payable by Lessee to Lessor pursuant to the provisions of this Lease.

(D) "Force Majeure". Force Majeure shall mean and include those situations beyond Lessor's control, including by way of example and not by way of limitation, acts of God; accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

(E) "Affiliated Company". Affiliated Company with respect to Lessee shall mean any corporation limited partnership, trust, limited liability company or other business entity related to Lessee as a parent, subsidiary or brother-sister corporation so that such corporation and Lessee or such corporation and Lessee and other corporations constitute a controlled group as determined under Section 1563 of the Internal Revenue Code of 1986, as amended and as elaborated by the Treasury Regulations promulgated thereunder.

## WITNESSETH:

For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

1. DESCRIPTION. Lessor hereby leases to Lessee and Lessee hereby leases from the Lessor, upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease, the Demised Premises as defined in the Preamble (hereinafter called "Demised Premises" or "Premises"), as shown on the plan or plans initialed by the parties hereto marked Exhibit A attached hereto and made part hereof in the Building as defined in the Preamble (hereinafter called the "Building") which is situated on the Building Area, together with the right to use in common with other tenants of the Building, if any, and invitees, customers and employees, those public areas of the Common Facilities as hereinafter defined.

2. TERM. The Premises are leased for the Term to commence on the Commencement Date, and to end at 12:00 midnight on the Termination Date, all as defined in the Preamble or on such other date as the Term may expire or be terminated pursuant to the provisions of this Lease or pursuant to law.

3. BASIC RENT. The Lessee shall pay to the Lessor during the Term the Fixed Basic Rent as defined in the Preamble (hereinafter called "Fixed Basic Rent"), payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Fixed Basic Rent shall accrue at the Yearly Rate as defined in the Preamble and shall be payable in advance on the first day of each calendar month during the Term at the Monthly Installments as defined in the Preamble, except that a proportionately lesser sum may be paid for the first

and last months of the Term of this Lease if the Term commences on a day other than the first day of the month, in accordance with the provisions of this Lease herein set forth. Lessor acknowledges receipt from Lessee of the first Monthly Installment by check, subject to collection, for Fixed Basic Rent for the first month of the Term. Lessee shall pay Fixed Basic Rent, and any Additional Rent as hereinafter provided, to Lessor at Lessor's above-stated address, or at such other place, lock box or to such other entity or person as Lessor may designate in writing, without demand and without counterclaim, deduction or setoff. or abatement.

The Lessee shall, and will, during the Term, well and truly pay, or cause to be paid, to the Lessor, the Monthly Installments and all other sums that may become due and payable by the Lessee, hereunder, at the time and in the manner herein provided; and all other sums due and payable by the Lessee hereunder may, at the Lessor's option, be deemed to be, and treated as, Additional Rent, and added to any Fixed Basic Rent due and payable by the Lessee hereunder, and, in the event of nonpayment of such other sums, the Lessor shall have all the rights and remedies herein provided for in the case of the nonpayment of Fixed Basic Rent, or of a breach of any covenant to be performed by the Lessee. The Fixed Basic Rent payable by the Lessee pursuant to this Lease is intended to be net to the Lessor, and all other charges and expenses imposed upon the Demised Premises or incurred in connection with its use and occupancy, shall be paid by the Lessee.

4. USE OF PREMISES.

(A) The Premises shall be used and occupied only for the Permitted Use described in the Preamble to this Lease and for no other use of purpose. Lessee shall not use or permit the use of the Premises or any part thereof in any way which would violate any certificate of occupancy for the Building or Premises, or any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner and Lessee shall not suffer or permit the Premises or any part thereof to be used in any manner or anything to be done therein or suffer or permit anything to be brought into or kept in the Premises which, in the reasonable judgment of Lessor, shall in any way impair the character, reputation or appearance of the Building or subject same to (or expose the same to the reasonable probability of) environmental hazard or contamination, impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the Premises, or impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building, if any. Lessor warrants and represents that the certificate of occupancy to be issued for the demised premises will permit the conduct of Lessee's business.

(B) If any governmental license or permit (other than the certificate of occupancy required to be obtained by Lessor) shall be required for the proper and lawful conduct of Lessee's business or other activity carried on in the Premises by Lessee and if the failure to secure such license or permit would, in any way, affect Lessor, Lessee, at Lessee's expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Lessor. Lessee, at Lessee's expense, shall, at all times, comply with the terms and conditions of each such license or permit.

5. CARE AND REPAIR OF PREMISES/ENVIRONMENTAL. The Lessee shall keep the Demised Premises and all fixtures and appurtenances thereto in good condition and repair., and shall redecorate, paint, and renovate the Demised Premises as may be necessary to keep them in good condition, repair, and appearance. The Lessee shall keep the Demised Premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. The Lessee shall keep the sidewalks and roadways, if any, forming part of the Demised Premises clean and free of obstructions. Except as hereinafter in this Lease set forth, throughout the Term, the Lessee, at its sole cost and expense, will take good care of the Demised Premises and the sidewalks and curbs adjoining the Demised Premises and will keep the same in good order and condition and make all necessary repairs thereto, interior and exterior, ordinary and extraordinary, foreseen and unforeseen.

The Lessee shall replace, at the Lessee's expense, all glass in and on the Demised Premises which may become broken after the date of Lessee's occupancy. When used in this Paragraph, the term "repairs" shall include all necessary replacements and renewals. All repairs made by Lessee shall be equal in quality and class to the original work.

The Lessee shall not make any alterations, additions, installations, or improvements to the Demised Premises without the prior written consent of the Lessor, which Lessor shall not unreasonably withhold. Lessor shall not be deemed unreasonable for requiring additional cash security to bond the reasonably estimated future removal and restoration costs to be required by any such alterations. All erections, alterations, additions, and improvements, whether temporary or permanent in character, which may be made upon or to the Demised Premises either by the Lessor or the Lessee, except furniture or movable trade fixtures (inclusive of all warehouse racking, IT and phone systems) installed at the expense of the Lessee, shall be the property of the Lessor and shall remain upon and be surrendered with the Demised Premises as a part thereof at the Termination Date, without compensation to the Lessee. All other property of Lessee remaining on the Premises after the last day of the Term shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

Upon the expiration or sooner termination of this Lease, Lessee agrees that it shall restore the Premises to their original condition as of the Commencement Date of this Lease, reasonable wear and tear excepted All damage caused by Lessee shall be repaired and the Premises restored such that on or prior to the last day of the Lease, the Premises shall be delivered up broom swept free of Lessee's product, furniture and equipment in good and rentable condition with all restoration work completed, and any excess materials and construction equipment utilized in the restoration process removed from the Premises. As used herein, “rentable” shall include completion of Lessee's obligations with respect to Environmental Compliance as more fully set forth below. All other property of Lessee remaining on the Premises after the last day of the Term shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the reasonable cost of such removal. Lessor may have any such property stored at Lessee's risk and expense. In addition to being liable to Lessor as a holdover tenant, Lessee shall be responsible for all consequential damages to Lessor as a result of Lessee's

failure to timely surrender the Premises in accordance with this Lease and this clause shall survive the termination of the Lease.

Lessor warrants and represents that Lessor has not received any written violation notice from any Federal, State or Municipal environmental agency and will indemnify and hold Lessee harmless from any environmental remediation costs or other costs or claims associated with the Premises that existed prior to the commencement of this Lease. Lessor acknowledges that Lessee is relying upon the aforesaid representation of Lessor. Notwithstanding anything to the contrary in this Lease document, for the avoidance of any doubt, Lessee will only be responsible for any environmental violations caused by the Lessee or permitted by Lessee to be caused by others associated with Lessee.

Lessee acknowledges the existence of the environmental laws, rules, and regulations, including, but not limited to, Industrial Site Recovery Act of 1993 ("ISRA") and all rules and regulations promulgated thereunder. Lessee shall comply with any and all such laws, rules, and regulations. Lessee represents to Lessor that Lessee's Standard Industrial Classification (SIC) Number as same is set forth in the Preamble to this Lease and as used on Lessee's Federal Tax Return will not subject the Premises to ISRA applicability. Any change by Lessee to an operation with a SIC Number subject to ISRA shall require Lessor's written consent. Any such proposed change shall be sent in writing to Lessor sixty (60) days prior to the proposed change. Lessor, at its sole option, may arbitrarily deny such consent.

Lessee hereby agrees to execute such documents as Lessor reasonably deems necessary to make such applications as Lessor reasonably requires to assure compliance with ISRA. Lessee shall bear all costs and expenses incurred by Lessor associated with any required ISRA compliance resulting from Lessee's use of the Demised Premises, including, but not limited to, state agency fees, engineering fees, clean-up costs, filing fees, and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of non-applicability by the appropriate governmental authority. The foregoing undertaking shall survive the Termination Date or sooner expiration of this Lease and surrender of the Demised Premises and shall also survive sale, lease, or assignment of the Demised Premises by Lessor. Lessee agrees to indemnify and hold Lessor harmless from any violation of ISRA occasioned by Lessee's use of the Demised Premises. The Lessee shall immediately provide the Lessor with copies of all correspondence, reports, notices, orders, findings, declarations, and other materials pertinent to the Lessee's compliance and the Department of Environmental Protection ("DEP") requirements under ISRA as they are issued or received by the Lessee.

6. ACTIVITIES INCREASING FIRE INSURANCE RATES. If by reason of failure of Lessee to comply with the provisions of this Lease, including but not limited to the manner in which Lessee uses or occupies the Premises, the insurance rates shall at the commencement of the Term or at any time thereafter be higher than they otherwise would be for a similar type building insured under a standard casualty policy, then Lessee shall reimburse Lessor, as Additional Rent hereunder, for that part of all insurance premiums thereafter paid or incurred by Lessor, which shall have been charged because of such failure or use by Lessee, and Lessee shall make such reimbursement upon the first day of the month following the billing to Lessee of such additional cost by Lessor.

7. ABANDONMENT. Lessee shall not, without first obtaining the written consent of Lessor, which consent may be arbitrarily withheld, abandon the Premises, or allow the Premises to become vacant or deserted , except that Lessor's consent shall not be withheld if Lessee is continuing the timely payment of Rent and Additional Rent.

8. ASSIGNMENT AND SUBLEASE. Lessee may assign or sublease the within Lease to any party subject to the following:

(A) In the event that the Lessee desires to sublease the whole or any portion of the Premises or assign the within Lease to any other party, Lessee shall deliver notice of same to Lessor together with confirmation that Lessee will remove from the Premises and restore same on not more than thirty days notice from Lessor (which thirty day period need not be the first or last day of a month) and shall permit Lessor's workers to enter the Premises prior to Lessee's removal to perform tenant fitup work in respect of the new tenant and shall pay the unearned portion of any brokerage commission previously paid by Lessor in connection with the leasing to Lessee. Lessor shall within thirty (30) days of receipt of Lessee's notice advise Lessee of its intention to recapture and release Lessee from the further provisions of the Lease, or decline to so recapture. If Lessor exercises its right of recapture, it shall do so by delivery of written notice within the aforesaid thirty (30) day period, but the date of recapture shall coincide with the earlier of the date Lessor commences a new lease with a new tenant acceptable to Lessor in all respects or Lessee returns the Demised Premises to Lessor in the condition set forth herein, and until such date, Lessee shall remain fully liable for all Rent and Additional Rent hereunder. Lessor shall be permitted to market the Premises for rent and place appropriate signs thereon and list same with a broker of Lessor's choice and Lessee shall at all times cooperate with the reasonable marketing efforts of Lessor's broker. Lessor shall be free to market the Premises for rent above the Base rent reserved herein for the remainder of the Term and for any length of Term and shall be under no obligation to offer rent concessions or accept a tenant that is unacceptable to Lessor for any reason include financial, use or cost of tenant fit-up, length of Term or any other reason.. Lessor agrees that in no event shall Lessee have responsibility for payment of the new brokerage incurred for the new tenancy resulting herefrom, provided Lessee shall have paid the unearned portion for the old brokerage as set forth above.

In the event the Lessor shall recapture the Demised Premises pursuant to this Paragraph as above stated, the Lessee's obligation to pay Fixed Basic Rent, Additional Rent and all other payments due hereunder shall continue until Lessee has completed its removal and restoration of the Demised Premises pursuant thereto. Lessee shall be required to pay the full monthly rental for every month or any portion thereof in which it remains in occupancy hereunder up to and until it has completed its removal from the Demised Premises in accordance with all of the terms of this Lease. After Lessee's removal from the Demised Premises and restoration of same, this Lease Agreement shall terminate, cease and come to an end.

(B) In the event that the Lessor elects not to recapture the Lease as hereinabove provided, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Lessor's prior written consent, such consent not to be unreasonably withheld; provided, however, that Lessor shall not be deemed unreasonable if it refuses to consent to any proposed sublease or assignment of the Lease to any tenant, subtenant or other occupant of the Building, or if, in the reasonable judgment of Lessor, the business of such proposed subtenant or assignee is not compatible with the type of occupancy of the Building, and subject to the consent of any mortgagee, trust deed holder, or ground lessor, on the basis of the following terms and conditions:

(1) The terms and conditions of the sublease or assignment shall be delivered to Lessor with the initial notice and thereafter shall not be materially altered from those terms and conditions previously communicated to Lessor.

(2) The assignee or sublessee shall assume, by written instrument satisfactory to Lessor, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution.

(3) The Lessee and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Fixed Basic Rent and Additional Rent reserved herein, throughout the Term.

(4) The Lessee and any assignee shall promptly pay to Lessor any consideration received for any assignment or sublet or all of the Fixed Basic Rent and Additional Rent received by Lessee in excess of the Fixed Basic Rent and Additional Rent required to be paid by Lessee for the area assigned or sublet, computed on the basis of an average square foot rent for the gross square footage Lessee has leased.

(5) In any event, the acceptance by the Lessor of any Fixed Basic Rent or Additional Rent from the assignee or from any of the subtenants, or the failure of the Lessor to insist upon a strict performance of any of the terms, conditions, and covenants contained herein, shall not release the Lessee herein, nor any assignee assuming this Lease or sublessee, from any and all of the obligations herein during and for the entire Term.

(6) Lessor shall require a Five Hundred and 00/100 ($500.00) Dollar payment to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same and Lessee shall pay all reasonable legal fees incurred by Lessor. Lessee acknowledges that its sole remedy with respect to any assertion that Lessor's failure to consent to any sublet of assignment is unreasonable shall be the remedy of specific performance and Lessee shall have no other claim or cause of action against Lessor for money damages as a result of Lessor's actions in refusing to consent thereto.

(C) Any sublet or assignment to a parent, subsidiary, affiliate ("Affiliated Company") as hereinafter defined, or successor entity of Lessee shall not be subject to the provisions of Subparagraphs (A), (B) (4) and (B) (6) hereof and shall not require Lessor's prior written consent, but all other provisions of this Paragraph shall apply.

(D) .Notwithstanding Subparagraph (C) above, if Lessee is a corporation and if at any time during the Term the persons owning a majority of its "voting stock" at the time of the execution of this Lease should cease to own a majority of such voting stock (except as the result of transfers by bequest or inheritance), Lessee covenants to so notify Lessor. Lessor may terminate this Lease by Notice to Lessee to be effective ninety (90) days after service, unless Lessee presents evidence satisfactory to Lessor of the net worth of the new owner . This section shall not apply whenever Lessee is a corporation, the outstanding stock of which is listed on a recognized stock exchange. For the purposes of this Subparagraph (D), stock ownership with the principles set forth in Section 544 of the Internal Revenue Code of 1986, as amended, to and including the date of this Lease, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Notwithstanding anything to the contrary in this Subparagraph (D), Lessor understands that ownership of the majority voting stock of Lessee may change should the Lessee undertake a private placement ("PIPE") or other capital raising transaction or through an initial public offering or reverse merger into a publicly reporting company. It is understood and agreed that should majority ownership of the Lessee's stock change as a result of any of the foregoing activities, same will not require the consent of Lessor and same will not be a violation of the terms of this lease.

(E) If, pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Lessee is permitted to assign this Lease, notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1) year's Fixed Basic Rent plus an amount equal to the sum of all other charges due and payable by Lessee hereunder for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Lessor for the balance of the Term, without interest, as security for the full performance of all of Lessee's obligations under this Lease, to be held and applied in the manner specified for security in Paragraph 16.

(F) If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anyone other than Lessee, Lessor may, after default by Lessee collect Fixed Basic Rent or Additional Rent from the assignee, undertenant or occupant and apply the net amount collected to the Fixed Basic Rent or Additional Rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as Lessee, or a release of Lessee from the further performance by Lessee of all covenants on the part of Lessee herein contained. The consent by Lessor to an assignment or underletting shall not in any wise be construed to relieve Lessee from obtaining the express consent in writing of Lessor to any further assignment or underletting, nor shall the same release or discharge Lessee from any liability, past, present or future, under this Lease, and Lessee shall continue fully liable in all respects hereunder.

(G) Notwithstanding anything to the contrary in this Section 8, in the event Lessee sublets all or a portion of the Demised Premises with the Lessor's consent (which consent is not to be unreasonably withheld) and Lessee is able to find a subtenant agreeable to paying a higher Basic Rent than set forth in this Lease, Lessee and Lessor agree to split any excess Basic Rent received from Lessee's subtenant. Conversely, if Lessee is only able to sublet the Demised Premises to a subtenant deemed acceptable by Lessor for an amount of Basic Rent less than set forth in this Lease, then in that event, Lessor will not withhold its consent to the subtenant as Lessee will remain responsible for any shortfall in Basic Rent and will be required to make payment in accordance with the terms of the Lease.

9. COMPLIANCE WITH RULES AND REGULATIONS. Lessee shall, at Lessee's sole cost and expense, observe and comply with such further reasonable rules and regulations as Lessor may prescribe, on written notice to the Lessee, for the safety, care, and cleanliness of the Building and the comfort, quiet, and convenience of other occupants of the Building, if any. Lessee shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes, machines and equipment. Such installations shall be placed and maintained by Lessee at Lessee's expense, in settings sufficient, in Lessor's judgment, to absorb and prevent vibration, noise and annoyance.

10. DAMAGES TO BUILDING. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease; or if the cost of restoration will equal or exceed fifty (50%) percent of such replacement value and if the Premises shall not be reasonably usable for the purpose for which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of said notice, and Lessee shall surrender possession of the Premises within a reasonable time thereafter, and the Fixed Basic Rent, and any Additional Rent, shall be apportioned as of the date of said surrender and any Fixed Basic Rent or Additional Rent paid for any period beyond said date shall be repaid to Lessee. If the cost of restoration as estimated by Lessor shall amount to less than twenty-five (25%) percent of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall, subject to the availability and adequacy of the insurance to be provided by Lessee restore the Building and the Premises with reasonable promptness, subject to Force Majeure (as hereinafter defined) and except as stated above, and Lessee shall have no right to terminate this Lease. Lessee understands that Lessor will not carry insurance of any kind on Lessee's furniture, fixtures, equipment or improvements and Lessor shall not restore said fixtures and improvements owned by Lessee. Notwithstanding anything to the contrary herein, in the event the Building sustains damage and Lessee's Premises is not affected or Lessee elects to continue to occupy said Premises, Lessor will not terminate lease so long as Lessee continues to pay the Basic and Additional Rent (pro-rated if Premises is partially damaged). Under such circumstances, Lessee will cooperate with Lessor's contractors to permit entry to make repairs as may be necessary whether to the Premises or an adjoining or other Unit in the Building.

In any case in which use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in Fixed Basic Rent depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder. The words "restoration" and "restore" as used in this Paragraph 10 shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents, servants, visitors, or licensees, Lessee shall not be entitled to any abatement or reduction in Fixed Basic Rent or Additional Rent.

11. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein; or (b) any other part of the Building; then, in either event, this Lease shall terminate on the earlier of (i) the date of delivery of the Deed by the owner of the fee to the Condemnor or (ii) the date of lawful physical possession by Condemnor provided said possession materially affects Lessee's use of the Demised Premises. The Fixed Basic Rent and any Additional Rent, shall be apportioned as of said termination date and any Fixed Basic Rent or Additional Rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a separate claim for any taking of fixtures and improvements owned by Lessee which have not become Lessor's property, and for moving expenses, provided the same shall in no way affect or diminish Lessor's award. In the event of a partial taking, which does not affect a termination of this Lease, but does deprive Lessee of the use of a portion of the Demised Premises, there shall either be an abatement or an equitable reduction of the Fixed Basic Rent, and an equitable adjustment reducing the Base Period Costs, depending on the period for which and the extent to which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder. Lessor agrees to provide Lessee any notices of any potential eminent domain proceeding within ten (10) days of the receipt thereof by Lessor.

12. INSOLVENCY OF LESSEE. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee, voluntarily or involuntarily, under any insolvency, reorganization or bankruptcy law or act, that is not cured or disclosed within thirty (30) days shall constitute a default under this Lease by Lessee, and Lessor may terminate this Lease forthwith and upon notice of such termination Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided in Paragraph 14 hereof.

13. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of Fixed Basic Rent, or any Additional Rent, or defaults in the performance of any of the other covenants and conditions hereof or shall be deemed a "Habitual Late Payer", as hereinafter defined, or permits the Premises to become deserted, abandoned or vacated (unless

otherwise permitted for herein), or fails to remain open for business for five (5) consecutive business days within a thirty (30) day period, excluding weekends and holidays (unless otherwise permitted for herein), or defaults in the performance of any other lease held by Lessee or its affiliates from Lessor or from any landlord in which Lessor's principals have at least a twenty-five (25%) percent interest, Lessor may give Lessee notice of such default (excluding default as an Habitual Late Payer) and if Lessee does not cure any Fixed Basic Rent or Additional Rent default within fifteen (15) days or other default within thirty (30) days after giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such thirty (30) days and thereafter proceed with reasonable diligence and in good faith to cure such default, or, if Lessee shall be deemed a Habitual Late Payer, then Lessor may terminate this Lease on not less than thirty (30) days' notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor pursuant to Paragraphs 12 and 13 hereof, Lessor may at any time thereafter resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

14. DEFICIENCY. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises (if any), or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to the original expiration date of this Lease, at Lessor's option, and receive the rent payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises (if any), or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the Fixed Basic Rent and Additional Rent and other sums herein agreed to be paid by Lessee, less the net rent and other proceeds of the reletting, if any, as ascertained from time to time, and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the Term as originally fixed or since extended, there shall be allowed against Lessee's obligation for rent or damages as herein defined, during the period of Lessor's occupancy, the reasonable value of such occupancy, not to exceed in any event the Fixed Basic Rent and Additional Rent herein reserved and such occupancy shall not be construed as a release of Lessee's liability hereunder.

Alternatively, in any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may at Lessor's option, and at any time thereafter, and without notice or other action by Lessor, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such breach, in addition to such other sums herein agreed to be paid by Lessee, to the date of re-entry, expiration, and/or dispossess, an amount equal to the difference between the Fixed Basic Rent and Additional Rent reserved in this Lease from the date of such default to the date of expiration of the original term demised and the then fair and reasonable rental value of the Premises for the same period. Said damages shall become due and payable to Lessor immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease be terminated, without regard to the manner in which it is terminated in the computation of such damages, the difference between any installments of rent (Fixed Basic and Additional) thereafter becoming due and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of such default at the rate of not more than four (4%) percent per annum.

In the event of any breach by Lessee of any of the agreements, terms, covenants or conditions contained in this Lease, Lessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary dispossess proceedings, and other remedies were not provided for in this Lease. During the pendency of any proceedings brought by Lessor to recover possession by reason of default, Lessee shall continue all money payments required to be made to Lessor, and Lessor may accept such payments for use and occupancy of the Demised Premises. In such event, Lessee waives its right in such proceedings to claim as a defense that the receipt of such money payments by Lessor constitutes a waiver by Lessor of such default. Lessee shall in all events of default hereunder remain liable to the payment to Lessor of all reasonable attorneys fees and costs of suit incurred by reason of the enforcement of Lessee's obligations hereunder and said attorneys fees and costs of suit shall be deemed Additional Rent.

Lessor's remedies hereunder are in addition to any remedy allowed by law.

15. SUBORDINATION OF LEASE. This Lease shall at Lessor's option, or at the option of any holder of any underlying lease (the "Ground Lease") or holder of any first mortgage or deed of trust, (the "Mortgage"), be subject and subordinate to any such Ground Lease(s) and to any such Mortgage which may hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations, and replacements of said Ground Lease(s) and said Mortgage. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, within five (5) days of receipt of same, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holder of said Mortgage or by any of the Lessors under such Ground Lease(s). Lessee hereby appoints Lessor attorney-in-fact, irrevocably, to execute and deliver any such instrument for Lessee. If any Ground Lease to which this Lease is subject terminates or any Mortgage superior to this Lease is foreclosed upon or otherwise sold, Lessee shall, on timely request, attorn to the owner of the reversion. Lessor warrants and represents to Lessee that it will within two weeks from the date hereof obtain agreement(s) on behalf of Lessee from 17-09 Zink Place, LLC the present Mortgagee (and any of Mortgagee's affiliates of The Hampshire Companies) and will use its best efforts in the

future to obtain from any Ground Lessee, Mortgagee or Deed of Trust Holder that is not an affiliate of The Hampshire Companies stipulating that Lessee's possession shall not be disturbed in the event of foreclosure or such lienholder takes possession and shall not name Lessee as a defendant in any suit therefor or enlarge Lessee's obligations under the Lease.

16. SECURITY DEPOSIT. Lessee shall deposit with Lessor on the signing of this Lease the Security Deposit as defined in the Preamble for the full and faithful performance of Lessee's obligations under this Lease, including, without limitation, the surrender of possession of the Premises to Lessor as herein provided. If Lessor applies any part of said Security Deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full Security Deposit on hand at all times during the Term of this Lease. Lessor, in the event that the Demised Premises are sold, shall transfer and deliver the Security Deposit, as such, to the purchaser of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. The Security Deposit (less any portions thereof used, applied or retained by Lessor in accordance with the provisions of this Paragraph 16), shall be returned to Lessee without the fault of the Lessee and after delivery of the entire Premises to Lessor in accordance with the provisions of this Lease. Lessee covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and Lessor shall not be bound by any such assignment, encumbrance or attempt thereof.

In the event of the insolvency of Lessee, or in the event of the entry of a judgment in any court against Lessee which is not discharged within thirty (30) days after entry, or in the event a petition is filed by or against Lessee under any chapter of the bankruptcy laws of the State of New Jersey or the United States of America, then in such event, Lessor may require the Lessee to deposit additional security in an amount which in Lessor's sole judgment would be sufficient to adequately assure Lessee's performance of all of its obligations under this Lease including all payments subsequently accruing. Failure of Lessee to deposit the security required by this Paragraph within ten (10) days after Lessor's written demand shall constitute a material breach of this Lease by Lessee.

17. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, Lessor may, without thereby waiving such default, on reasonable notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorney's fees, incurred by Lessor in so doing (whether paid by Lessor or not) shall be deemed Additional Rent payable on demand.

18. MECHANIC'S LIENS. The Lessee covenants not to suffer or permit any mechanic's or materialmen's or other liens to be filed against Lessor's fee or leasehold interest in the Building, Building Area or Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Lessee or any contractor, subcontractor or any other party or person acting at the request of the Lessee or anyone holding the Demised Premises or any part thereof or under the Lessee, unless the Lessee shall, within fifteen (15) days after receiving notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond or Order of a Court of competent jurisdiction or otherwise. Nothing in this Lease contained shall be deemed or construed in any way as constituting consent by Lessor to the making of any alterations or additions by Lessee for the purposes of N.J.S.A. 2A:44-68, et seq., or any amendment thereof, or constituting a request by Lessor, express or implied, to any contract, subcontract, labor or materialmen for the performance of any labor or the furnishing of any materials for the use or benefit of the Lessor.

19. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as may be required by any specific provision of this Lease) at any time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacement, or additions, in, to, on or about the Premises or the Building, as Lessor deems necessary or desirable Lessee shall have no claims or cause of action against Lessor by reason thereof. In no event shall Lessee have any claim against Lessor for interruption to Lessee's business, however occurring, including, but not limited to, that arising from the negligence of Lessor, its agents, servants, or invitees, or from defects, errors or omissions in the construction or design of the Demised Premises and/or the Building, including the structural and non-structural portions thereof.

20. SERVICES TO BE PROVIDED BY LESSOR Lessor shall provide only limited services to Lessee, same to be paid by Lessee as Additional Rent as more fully set forth in Paragraph 21 below. Any service not specifically enumerated herein shall not be supplied by Lessor and Lessee shall supply same at Lessee's sole cost and expense. With the foregoing understanding, Lessor agrees to supply the Common Facilities with lighting, landscaping or snow removal and Lessee agrees that it shall be Lessee's responsibility to pay Lessee's percentage for all of such services without exception. Lessor shall also arrange for all repairs and replacements necessary to the structure of the Building and the roof and any other repairs affecting the Common Facilities, same to be charged back as an Operating Cost. Lessor shall be under no obligation to provide any services to the Demised Premises and Lessee shall contract and pay for all such services at its sole cost and expense.

21. ADDITIONAL RENT. It is expressly agreed that Lessee will pay in addition to the Fixed Basic Rent, provided in Paragraph 3 above, an additional rental (hereinafter "Additional Rent") to cover Lessee's Percentage, as defined in the Preamble to the Lease, of the cost to Lessor, for each of the categories enumerated herein.

(A) Lessee shall pay to Lessor, as Additional Rent, its Percentage, as defined in the Preamble to this Lease, of all Operating Costs which shall include, by way of illustration and not of limitation, Real Estate Taxes; supplies; repairs and maintenance for structural and nonstructural repairs whether ordinary or extraordinary; maintenance and service contracts; painting; wall and window washing; tools and equipment; fire and other insurance; trash removal; lawn care; snow removal; utility and energy costs, including any fuel surcharges or adjustments with respect thereto incurred for water, sewer, gas, electric, and other utilities for the Building to include all leased and leaseable areas (not separately billed or metered

within the Building or the Demised Premises), and all other items properly constituting direct operating costs according to standard accounting practices (hereinafter collectively referred to as the "Operating Costs").

(B) Lessee shall pay as Additional Rent, its Percentage of all Real Estate Taxes, as hereinafter defined, for the Building at which the Demised Premises are located for any year or proportionate part thereof, during the Term. Lessor shall provide to Lessee, if requested by Lessee, a copy of any Real Estate Tax bills which are a responsibility of Lessee under this Lease. However, if any Real Estate Taxes are imposed by reason of Lessee's acts, use or installation, Lessee shall pay said Real Estate Taxes in full. Real Estate Taxes shall mean the property taxes and assessments imposed upon the Building, or upon the Fixed Basic Rent and Additional Rent, as such, payable to Lessor, including, but not limited to, real estate, city, county, village, school, and transit taxes, or taxes, assessments, or charges levied, imposed, or assessed against the Building by any other taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen. If due to a future change in the method of taxation, any franchise, income, or profit tax shall be levied against Lessor in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income, or profit tax shall be deemed to be a Real Estate Tax for the purposes hereof; conversely, any additional real estate tax hereafter imposed in substitution for, or in lieu of, any franchise, income, or profit tax (which is not in substitution for, or in lieu of, or in addition to a Real Estate Tax as hereinbefore provided) shall not be deemed a Real Estate Tax for the purposes hereof.

(C) At any time, and from time to time, Lessor shall advise Lessee in writing of Lessee's Percentage with respect to (A) and (B) above as estimated for the next twelve (12) month period (and for each succeeding twelve (12) month period or proportionate part thereof, if the last period prior to the Lease's termination is less than twelve (12) months) as then known to Lessor and thereafter Lessee shall pay as Additional Rent, its Percentage of these costs for the then current period affected by such advice (as the same may be periodically revised by Lessor as additional costs are incurred) in equal monthly installments on the first day of each month, such new rates being applied to any months for which the rental shall have already been paid which are affected by the Operating Cost and/or Real Estate Tax Costs above-referred to, as well as the unexpired months of the current period, the adjustment for the then expired months to be made at the payment of the next succeeding monthly rental, all subject to final adjustment at the expiration of each twelve month period commencing on possession and each twelve month thereafter, hereinafter defined as a Lease Year (or proportionate part hereof, if the last period prior to the Lease's termination is less than twelve (12) months).

(D) For the protection of Lessee, Lessor shall maintain books of account which shall be open to Lessee and its representatives at all reasonable times so that Lessee can determine that such Operating and Real Estate Tax Costs have, in fact, been paid or incurred. Any disagreement with respect to any one or more of said charges if not satisfactorily settled between Lessor and Lessee shall be referred by either party to an independent certified public accountant to be mutually agreed upon and if such an accountant cannot be agreed upon, the American Arbitration Association in Newark, New Jersey shall be asked by either party to select an arbitrator, whose decision on the dispute will be final and binding upon both parties, who shall jointly share any cost of such arbitration. Pending resolution of said dispute, Lessee shall pay to Lessor the sum so billed by Lessor subject to its ultimate resolution as aforesaid.

(E) Once Lessor shall have finally determined said Operating or Real Estate Tax Costs at the expiration of a Lease Year, then as to the item so established, Lessee shall only be entitled to dispute said charge as finally established for a period of six (6) months after such charge is finally established, and Lessee specifically waives any right to dispute such charge at the expiration of said six (6) month period.

22. INSURANCE.

(A) The Lessor shall, during the Term of this Lease, cause the Building of which the Demised Premises are a part, to be insured for its benefit, and any and all mortgagees, and for the benefit of the Lessee, as its interest may appear, in an amount not less than the greater of (a) the amount of insurance required by the holder of a mortgage on the Premises or (b) the "Replacement Cost" of the Premises, as determined by an independent appraiser selected by Lessor and Lessee. The Lessee shall pay its Percentage of the total premium, promptly when billed and before the date when said premium shall be required to be paid to the insurance company. In addition, the Lessee shall pay any increase in the premium imposed by reason of its being a named insured and any increase assessed against the entire Building occasioned by the Lessee's use, but conversely the Lessee shall not have any obligation for any increase in premium occasioned by the use of the Building by any other tenant. Likewise, any increase in the amount of insurance required by reason of any addition or alteration to the entire Building shall be the sole obligation of the Lessee occupying that part of the Building in or to which the addition or alteration was made. Lessee shall also be responsible to pay its equitable portion of any deductible to be paid under such policy. The deductible shall be paid on a pro rata per square foot basis by all tenants affected by the casualty. The Lessee's obligations hereunder shall constitute Additional Rent required to be paid by the Lessee under this Lease.

(B) The Lessor will obtain public liability insurance insuring itself with respect to its ownership, maintenance and use against liability for injury or damage to persons or property in or about the entire real property, Building and any easements used in connection therewith. Said insurance coverage shall be in amounts Lessor determines appropriate. The Lessee shall pay its Percentage of the total premium, promptly when billed and before the date when said premium shall be required to be paid to the insurance company. The Lessee's obligation hereunder shall constitute Additional Rent required to be paid by the Lessee under this Lease. Lessor reserves the right to require an increase in the aforesaid amount during the Term of this Lease to an amount reasonable under the circumstances considering the character and location of the Building and Lessee's use and occupancy of the Demised Premises.

(C) Lessee covenants and represents said representation being specifically designed to induce Lessor to execute this Lease, that Lessee's personal property and fixtures and any other items which Lessee may bring to the Premises which may be subject to any claim for damages or destruction due to Lessor's negligence shall be fully insured by a policy of insurance covering all risks with a deductible not in excess of Five Hundred and 00/100 ($500.00) Dollars, which policy shall specifically provide for a waiver of subrogation for Lessor and all Building tenants without regard to whether or not same shall

cost an additional premium and notwithstanding anything to the contrary contained in this Lease. Should Lessee fail to maintain said all risk insurance with the required waiver of subrogation, or fail to maintain the liability insurance, naming Lessor as an additional named insured, then Lessee shall be in default hereunder and shall be deemed to have breached its covenants as set forth herein.

(D) Lessee covenants to provide on or before the Commencement Date a comprehensive policy of general liability insurance naming Lessor as an additional named insured, insuring Lessee and Lessor against any liability resulting from any act or omission on or about the Premises and any appurtenances thereto. Such policy is to be written by an insurance company qualified to do business in the State of New Jersey reasonably satisfactory to Lessor. The policy shall be with limits not less than Two Million and 00/100 ($2,000,000.00) Dollars in respect of any one person, in respect of any one accident and in respect of property damage. Said limits shall be subject to periodic review, and Lessor reserves the right to increase said coverage limits if, in the reasonable opinion of Lessor, said coverage becomes inadequate and is less than that commonly maintained by tenants in similar buildings in the area by tenants having similar uses. Said policy shall contain a provision for ten (10) days written notice by registered mail to Lessor of any change or modification of said policy. At least ten (10) days prior to the expiration or termination date of any policy, Lessee shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

(E) The Lessor shall provide and keep in force, during the Term of this Lease, for the benefit of the Lessor, rental income insurance insuring the Lessor against the loss of Fixed Basic Rent and Additional Rent, as in this Lease provided, from the perils of fire and extended coverage for a period of no less than one (1) year. The Lessee shall pay the premium to the Lessor promptly when billed as Additional Rent, said premium being Lessee's share of the rent insurance premium arrived at by determining the proportion or Lessee's monthly rent in relation to the total monthly rent of all tenants covered by said rent insurance policy.

(F) Each insurance policy carried by the Lessor insuring the Demised Premises against loss by fire and causes covered by standard extended coverage, and each insurance policy carried by the Lessee and insuring the Demised Premises and its fixtures and contents against loss by fire, water, and causes covered by standard extended coverage, shall be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation against the Lessor in connection with any loss or damage covered by any such policies.

(G) The Lessee shall also furnish or reimburse the Lessor for the Lessee's Percentage of insurance costs for such other hazards and in such amounts as the Lessor may reasonably require and as at the time are commonly insured against with respect to buildings similar in character, general location, and use and occupancy to the Building in relative amounts normally carried with respect thereto. All policies to be provided by Lessee hereunder naming Lessor as additional insured shall be primary to and not contributory with any policy maintained by Lessor for similar events or occurrences.

(H) In the event any mortgagee, ground lessor, or trust deed holder requires an escrow for insurance, taxes, or any other reoccurring charges, Lessee shall, on demand from Lessor, deposit the required escrow as required by any of the aforesaid.

Upon failure at any time on the part of the Lessee to procure any or all of the policies of insurance as herein provided, or to pay the premiums therefor, the Lessor shall be at liberty from time to time as often as such failure shall occur, to procure such insurance and pay the premiums therefor as herein provided in case of fire insurance, and all and any sums paid for such insurance by the Lessor together with interest thereon at a rate of eighteen (18%) percent per annum together with the monthly Late Charge reserved herein declared to be Additional Rent under this Lease, forthwith due and payable, and shall be collectible accordingly.

23. COMPLIANCE WITH LAWS, ETC. The Lessee shall not do or permit anything to be done in the Demised Premises which shall constitute a public nuisance or which will conflict with the regulations of the fire department or with any insurance policy upon said improvements or any part thereof. The Lessee shall, at its own expense, obtain all necessary environmental and operating permits and comply with all requirements of law and with all ordinances or orders, rules, and regulations of any State, municipal or other public authority having jurisdiction over the Demised Premises and with all requirements of the Fire Insurance Exchange or similar body, and of any liability insurance company insuring the Lessor against liability for accidents in or connected with the Demised Premises, including, but not limited to, laws, regulations, ordinances, orders and rules, which apply to the interior or exterior of the Demised Premises, the structural or non-structural parts thereof, are ordinary or extraordinary, foreseen or unforeseen.

24. LESSEE'S ESTOPPEL. Lessee shall, from time to time on not less than ten (10) days' prior written request by Lessor, execute, acknowledge and deliver to Lessor or to anyone Lessor shall designate, without charge to Lessor, a written statement of Lessee certifying that (i) the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; (ii) the dates to which the rents and charges have been paid; (iii) that Lessee has not discharged or used and does not discharge or use any hazardous or toxic substance or waste at the Premises or Building Area; and (iv) whether or not to the best of Lessee's knowledge Lessor is in default hereunder, and if so, specifying the nature of the default and as to any other matters as may reasonably be so requested. It is intended that any such statement delivered pursuant to this Paragraph 25 may be relied on by a prospective purchaser of Lessor's interest or mortgagee of Lessor's interest or assignee of any mortgage of Lessor's interest.

25. HOLDOVER TENANCY. If Lessee holds possession of the Premises after the Term of this Lease, Lessee shall become a tenant from month to month under the provisions herein provided, at a monthly basic rental of double the rate charged herein for Fixed Basic Rent as provided for pursuant to N.J.S.A. 2A:42-6 and without the requirement for demand or notice by Lessor to Lessee demanding delivery of said Premises for which this Lease and all relevant provisions shall be deemed sufficient written demand (but Additional Rent shall continue as provided in this Lease), which sum shall be

payable in advance on the first day of each month, and such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor, at least sixty (60) days prior to the intended date of termination, a written notice of intent to terminate such tenancy, which termination date must be as of the end of a calendar month. The provisions of this Paragraph do not exclude the Lessor's rights of re-entry and shall not be deemed or construed as a waiver by Lessor of any other rights or remedies granted to Lessor under the terms of this Lease or as available at law.

26. LESSOR'S/LESSEE'S WORK CONDITION OF PREMISES.

(A) Lessor agrees that, at Lessor's expense, prior to the commencement of the Term, it will do substantially all of the work in the Demised Premises, in accordance with Exhibit C attached hereto and made a part hereof.

(B) Lessee will timely supply such drawings and information to Lessor as set forth in Exhibit C. Any delay occasioned by Lessee's failure to timely supply such drawings and information shall not delay the Commencement Date and Lessee's obligations hereunder and the same shall commence on the date of the Premises would have been delivered to Lessee pursuant to Paragraph 2, but for Lessee's delay.

(C) Lease Commencement shall occur when Lessor has done substantially all of the work to be done by Lessor in accordance with Exhibit C unless Lessor has been precluded from completing said work as a result of Lessee's acts or omissions, including, but not limited to, its failure to comply with Subparagraph (B) above. Occupancy by Lessee or the delivery of a Certificate of Occupancy, Temporary Certificate of Occupancy (or Certificate of Approval or other municipally required certificate to permit lawful occupancy and to confirm that the Lessor's Work has been performed in accordance with the plans as filed under the building permit) by Lessor (if required pursuant to local law) shall be evidence that Lessor has done substantially all of the work.

(D) Subject to all work to the Demised Premises being completed as provided for herein, Lessee agrees to accept the Building in its "as is" condition without exception. Notwithstanding the foregoing, Lessor agrees to deliver the Demised Premises in broom-swept condition and to paint and re-carpet the downstairs office area prior to Lease Commencement.

(E) Lessor represents that as of the Commencement Date all systems in the Building , to expressly include HVAC, electrical, plumbing and existing tailgate overhead doors, shall be in good working order and the roof shall be free of leaks.

(F) In the event, at anytime during the Lease Lessee shall desire to make any alterations, same shall be subject to the following conditions which shall be restated in a letter agreement containing Lessor's consent:

(i) Before commencing any construction, Lessee shall deliver to the Lessor for the Lessor's prior approval in writing, a detailed plan for the proposed work, and as necessary or required by the municipality or governing agency, prepared, signed and sealed by a licensed architect of the State of New Jersey together with complete specifications therefor, which shall set forth the location, design, layout, mechanical installations, materials and other pertinent or relevant information, to be used in said construction;

(ii) All of the demolition or construction shall be performed and completed in a good and workmanlike manner consistent in character and quality to the Building;

(iii) All of the demolition or construction shall be carried on and completed at the sole cost and expense of the Lessee and Lessee shall also obtain and pay for any permits or approvals required for said work and before commencement of the work;

(iv) Any violations or liens created or caused by virtue of Lessee's work shall be immediately cured and removed by Lessee at its sole cost and expense.

(v) All work, once commenced, shall be performed on a continuous basis until complete.

(vi) All contractors employed at the premises shall carry workman's compensation insurance and general liability insurance in the minimum amounts of $1,000,000.00 and, prior to commencement of any work shall deliver certificates of insurance evidencing same naming Lessor thereon as an additional insured.

(vii) The work shall be subject to Lessor's right (at its sole option) to require Lessee to remove all work and/or restore the Demised Premises herein to its original condition upon expiration or sooner termination of the Lease as more fully set forth in Paragraph 7 (C) above.

(viii) All governmental permits and approvals shall be obtained and paid for prior to the commencement of any work. Lessor makes no representation as to the availability of said approvals. The commencement of this Lease and Lessee's obligations hereunder are expressly not contingent on the obtaining of said approvals. The refusal of the municipality or any other agency to grant the necessary permits or approvals to perform any work that may hereinafter be requested by Lessee shall not be deemed a cause for termination of/or non-performance of Lessee's obligations hereunder and this Lease shall continue unabated, in full force and effect in accordance with all of the terms, conditions and provisions stated elsewhere herein until the expiration of the entire Term of this Lease.

27. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees upon reasonable notice, and Lessor shall have the right to place upon the Premises a suitable "For Sale" sign. During the six

(6) months prior to Termination Date, of this Lease, Lessor may show the Premises to prospective tenants, during business hours on reasonable notice to Lessee and may place the usual "To Let" signs thereon.

28. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Lessor and Lessee that the respective parties hereto shall and they hereby do waive trial by jury in any action or proceeding brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Demised Premises, and/or any claim of injury or damage, and any emergency statute or any other statutory remedy. Should Lessor seek recourse to equity to enforce any of its rights under this Lease, Lessee agrees to waive any defense which it might otherwise have that Lessor has an adequate remedy at law. Lessee further agrees that is shall not interpose any counterclaim or set off in a summary proceeding or in any action based, in whole or in part, on non-payment of Fixed Basic Rent or Additional Rent.

29. LATE CHARGE/HABITUAL LATE PAYER.

(A) Anything in this Lease to the contrary notwithstanding, at Lessor's option, Lessee shall pay a "Late Charge" of five (5%) percent of any installment of Rent or Additional Rent paid more than five (5) days after the due date thereof, to cover the extra expense involved in handling delinquent payments.

(B) Should Lessee pay Fixed Basic Rent or Additional Rent later than five (5) days after the due date more than once within a four (4) month period or more than twice within a Lease Year, the Lessee shall be deemed a Habitual Late Payer.

(C) In addition to the Late Charge, payments received more than ten (10) days after the due date shall accrue interest from the due date until paid at the rate of eighteen (18%) per annum.

30. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in such future writing signed by the party making such representation(s) or promise(s).

31. QUIET ENJOYMENT. Lessor covenants that if, and so long as, Lessee pays the Fixed Basic Rent, and any Additional Rent as herein provided, and performs the covenants hereof, Lessor and Lessor's successors shall do nothing to affect Lessee's right to peaceably and quietly have, hold, and enjoy the Premises for the Term, subject to the provisions of this Lease.

32. PARAGRAPH HEADINGS. The paragraph headings in this Lease and position of its provisions are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

33. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind, and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives, and assigns. It is understood that the term "Lessor" as used in this Lease means only the owner, a mortgagee in possession or a term lessee of the Building, so that in the event of any sale of the Building or of any lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligation hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder and Lessee shall upon receipt of notice from the owner of the reversion attorn thereto.

34. PARKING SPACES. Lessee's occupancy of the Demised Premises shall include the use of those Assigned and Unassigned parking spaces as enumerated in the Preamble. Lessee shall upon request, promptly furnish to Lessor the license numbers of the cars operated by Lessee and its subtenants, licensees, invitees, concessionaires, officers and employees If any vehicle of Lessee, or of any subtenant, licensee, concessionaire, or of their respective officers, agents or employees, is parked in any part of the Common Facilities other than the employee parking area(s) designated therefor by Lessor, Lessee shall immediately cause such vehicles to be relocated to the assigned areas. Improperly parked vehicles may be subject to towing after notice. .

35. LESSOR'S LIABILITY FOR LOSS OF PROPERTY. The Lessor shall not be liable for any damage or injury which may be sustained by the Lessee or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air-conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Lessee or of the Lessor of the Lessor's or this or any other Lessee's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the Lessor, of any services to be furnished or supplied by the Lessor.

36. BROKER. Lessee represents and warrants to Lessor that the Broker, as defined in the Preamble, is the sole broker with whom Lessee has negotiated in bringing about this Lease, and Lessee agrees to indemnify and hold Lessor and its mortgagee(s) harmless from any and all claims of other brokers and expenses in connection therewith arising out of or in connection with the negotiation of or the entering into this Lease by Lessor and Lessee. In no event shall Lessor's

mortgagee(s) have any obligation to any broker involved in this transaction. In the event that no broker was involved as aforesaid, then Lessee represents and warrants to the Lessor that no broker brought about this transaction, and Lessee agrees to indemnify and hold Lessor harmless form any and all claims of any broker arising out of or in connection with the negotiations of or the entering into of this Lease by Lessee and Lessor and to that end shall indemnify Lessor for all loss, costs or damage including reasonable attorneys fees arising therefrom.

37. PERSONAL LIABILITY.

(A) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that neither Lessor nor any of its constituent members (to include, but not be limited to, officers, directors, partners, members and trustees), their respective successors, assigns or any mortgagee in possession (for the purposes of this Paragraph, collectively referred to as "Lessor"), shall have or incur any personal liability with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the equity of Lessor in the Building for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever.

(B) With respect to any provision of this Lease which provides that Lessee shall obtain Lessor's prior consent or approval, Lessor may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld. Should the Lessor unreasonably withhold its consent, Lessee's sole remedy shall be Lessee's right to seek specific performance and no money damages shall be sought or allowed.

38. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement shall become effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

39. LEASE COMMENCEMENT. Notwithstanding anything contained herein to the contrary, if Lessor, for any reason whatsoever, except as provided for in Paragraph 26(B), cannot deliver possession of the Premises to Lessee at the commencement of the agreed Term as set forth in Paragraph 2, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event, the Term shall be for the full term as specified above to commence from and after the date Lessor shall have delivered possession of the Premises to Lessee or from the date Lessor would have delivered possession of the Premises to Lessee but for Lessee's failure to timely supply to Lessor such drawings and/or information required by Exhibit C (herein the "Commencement Date") and to terminate on the Termination Date and if requested by Lessor, Lessor and Lessee shall, by a writing signed by the parties, ratify and confirm said Commencement Date and Termination Date. Notwithstanding the foregoing and anything to the contrary contained herein, in the event Lessor can not deliver the Temporary Certificate of Occupancy, Certificate of Occupancy or Certificate of Approval as set forth in Paragraph 26 (C) above, on or before January 31, 2008 to Lessee, then Lessee may upon ten (10) days written notice terminate this lease agreement and for Lessor's failure to deliver the required municipal certificate within the aforementioned ten (10) day period, this Lease shall be deemed terminated without any further liability on the part of either party except for the immediate return of any security deposit or rental payments paid by Lessee to Lessor in accordance with the terms of this lease.

40. NOTICES. Any notice, demand, consent, approval, request and any instrument or document (the "Notice") by this Lease required to be given or served upon or by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered mail or certified mail in a postpaid envelope addressed, if to Lessee, at the above-described Building; if to Lessor, at Lessor's address as set forth above; or, to either at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, on delivery thereof, and if mailed, upon the second (2nd) business day after the mailing thereof.

41. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the Fixed Basic Rent and Additional Rent payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Fixed Basic Rent and Additional Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Fixed Basic Rent or Additional Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Fixed Basic Rent and Additional Rent or pursue any other remedy provided herein or by law.

42. EFFECT OF WAIVERS OF DEFAULT. No failure by Lessor to insist upon the strict performance of any covenant, agreement term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Lessor to or of any breach of any covenant, condition, or duty of Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Lessor.

43. NUMBER AND GENDER. The terms "Lessor" and "Lessee" wherever used herein shall be applicable to one or more persons, as the case may be, and the singular shall include the plural and neuter shall include the masculine and/or feminine, and if there be more than one, the obligations hereof shall be joint and several.

44. LEASE CONDITION. This Lease is expressly conditioned upon Lessor receiving the consent and approval of Lessor's mortgagee to its terms and provisions not later than thirty (30) days after its execution and delivery by both parties. Should said consent not be received within the aforesaid time period, Lessor may, at Lessor's sole option, cancel this Lease and return any Fixed Basic Rent, Additional Rent and/or Security Deposit to Lessee which Lessee has deposited with Lessor upon execution of this Lease, and thereafter the parties shall have no further obligations to each other with respect to this Lease.

45. MORTGAGEE'S NOTICE AND OPPORTUNITY TO CURE. Lessee agrees to give any mortgagees and/or trust holders, by Registered Mail, a copy of any notice of default served upon the Lessor, provided that, prior to such notice, Lessee has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Lessee further agrees that, if Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

46. LESSOR'S RESERVED RIGHT.
Lessor and Lessee acknowledge that the Premises are in a Building which is not open to the general public. Access to the Building is restricted to Lessor, Lessee, their agents, employees, contractors, and their invited visitors. In the event of a labor dispute, including a strike, picketing, informational or associational activities directed at Lessee or any other tenant, Lessor reserves the right unilaterally to alter Lessee's ingress and egress to the Building or make any other change in operating conditions to restrict pedestrian, vehicular, or delivery ingress and egress to a particular location.

47. CORPORATE/PARTNERSHIP AUTHORITY.

(A) If Lessee is a corporation, Lessee represents and warrants that this Lease and the undersigned's execution of this Lease has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation, and within fifteen (15) days of execution hereof, Lessee will provide Lessor with a corporate resolution confirming the aforesaid.

(B) If Lessee is a partnership, then Lessee shall deliver to Lessor, at the time of execution of this Lease, a duly executed Consent of Partners confirming the authority of the General Partner(s) to execute this Lease, together with a certified copy of the filed Certificate of Partnership.

48. INDEMNITY. Lessee shall indemnify and save harmless Lessor and its agents from (a) any and all claims (i) arising from (x) the conduct or management by Lessee, its subtenants, licensees, its or their employees, agents, contractors or invitees on the Demised Premises or of any business therein, or (i) any work or thing whatsoever done, use, occupation, design or construction, management or control of the demised premises or any condition created (other than by Lessor for Lessor's account) in or about the Demised Premises during the Term of this Lease or during the period of time, if any, prior to the Commencement Date that Lessee may have been given access to the Demises Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Lessee or any of its subtenants or licensees or its or their employees, agents, contractors or invitees, and (iii) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall resist and defend such action or proceeding.

49. RECORDING. Lessee covenants that it will not place this Lease on record without the prior written consent of Lessor.

50. ADMINISTRATION EXPENSE. Lessee shall pay its Proportionate Share of a management fee not to exceed three (3%) percent of the gross rents received from time to time from the Building for Lessor's management of the Building, to include by way of example and not by way of limitation, arranging Common Facilities repairs, collecting taxes, assessments, sewer rents, and water rents; placing the insurance as required pursuant to the Lease, landscaping; and snow removal. Said sum shall be payable in advance in equal monthly installments together with the Fixed Basic Rent computed upon anticipated gross rent receipts for the month proportionately adjusted for the first and last months if less than a full month, all subject to reconciliation each calendar year or proportionate part thereof if the term begins on other than January 1 or ends on other than December 31 as determined by actual rents received.

51. MISCELLANEOUS.

(A) If in connection with obtaining financing for the Building a bank, insurance company or other recognized institutional Lender shall request reasonable modifications in this Lease as a condition to such financing, Lessee hereby consents to said modifications provided that such modifications do not increase the obligations of Lessee hereunder or materially decrease the obligations of Lessor hereunder. Furthermore, Lessee agrees to furnish to Lessor, upon request, or to any mortgagee or proposed mortgagee of the Building, copies of Lessee's latest financial statement duly certified by an

independent Certified Public Accountant, or if no such certified statement is available, then such statement shall be certified by the President or Chief Operating Officer of Lessee.

(B) The laws of the State of New Jersey shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision of this Lease.

(C) No sign, advertisement or notice shall be affixed to or placed upon any part of the Demised Premises by Lessee, except in such manner, and of such size, design and color as shall be approved in writing in advance by Lessor which approval Lessor can arbitrarily withhold.

52. RENEWAL OPTION.

Lessee is hereby granted an option to renew this Lease upon the following terms and conditions:

(A) At the time of the exercise of the option to renew and at the time of the said renewal, the Lessee shall not be in default in accordance with the terms and provisions of this Lease, and shall be in possession of the Premises pursuant to this Lease and shall not have received notice demanding the cessation of the a habitual late payment of rent at anytime during the Term.

(B) Tentative notice of the exercise of the option shall be sent to the Lessor in writing at least twelve (12) months before the expiration of the term of this Lease.

(C) The renewal term shall be for the term of five (5) years to commence at the expiration of the term of this Lease, and all of the terms and conditions of this Lease, other than rent, shall apply during the renewal term.

(D) The Lessee shall pay to the Lessor during the renewal term Fixed Basic Rent at Fair Market Value.

(E) Fair Market Value shall be determined by mutual agreement between Lessor and Lessee. However, if Lessor and Lessee cannot agree on the Fair Market Value for the extension period at least ninety (90) days prior to the beginning of the applicable extension period, then Fair Market Value shall be determined by an MAI Appraiser selected by mutual agreement of Lessor and Lessee (and the cost of which shall be shared equally). If Lessor and Lessee cannot agree on an appraiser, Fair Market Value shall be determined by two (2) MAI Appraisers, one selected by Lessor and one selected by Lessee. The Appraisers shall determine Fair Market Value based on the Fair Market Value for comparable buildings in Fair Lawn, New Jersey as same may be reasonably estimated as of the Termination Date. If the two (2) MAI Appraises cannot agree on the Fair Market Value, the two (2) MAI Appraisers shall select a third MAI Appraiser, or if they are unable to agree upon the third MAI Appraiser, then application shall be made to the Assignment Judge of Bergen County for the selection of the third MAI Appraiser who shall make the determination of Fair Market Value. Lessor shall pay for its appraiser and Lessee shall pay for its appraiser, and the third appraiser shall be paid by Lessor and Lessee jointly and equally.

(F) In the event the parties have not agreed on Fair Market Value rental at least nine (9) months prior to the Termination Date, then Lessee shall have the right either to waive the Option herein or extend the term of the Lease. Said election must be sent by written notice within ten (10) days after the three month negotiation period described above. Failure of Lessee to send written notice in a timely manner shall be deemed a waiver of this Option.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

WITNESS:

92 ROUTE 46 REALTY, LLC, Lessor

BY: ______________________

ANYTHING IT, Lessee

BY: ______________________